UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 30, 2004

                             INTERLINE BRANDS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         NEW JERSEY                  333-106801                 22-2232386
----------------------------         -----------              -------------
(State or other jurisdiction         (Commission              (IRS Employer
     of incorporation)               File Number)           Identification No.)


801 W. BAY STREET, JACKSONVILLE, FLORIDA                            32204
----------------------------------------                         ----------
(Address of principal executive offices)                         (Zip Code)


       Registrant's telephone number, including area code: (904) 421-1400


                                 NOT APPLICABLE
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS

         On June 30, 2004, the Registrant issued a press release announcing changes to its board of directors. A copy of the press release issued by the Registrant is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   INTERLINE BRANDS, INC.



                                   By: /s/ Laurence W. Howard, III
                                       ----------------------------------
                                       Name:  Laurence W. Howard, III
                                       Title: Vice President and General Counsel



Date:  June 30, 2004


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                                INDEX TO EXHIBITS


EXHIBIT
NUMBER           DESCRIPTION
------           -----------

99.1             Press Release of Interline Brands, Inc., dated June 30, 2004.